UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

REPLIGEN CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REPLIGEN CORPORATION

41 Seyon Street, Bldg. 1, Suite 100

Waltham, Massachusetts 02453

To the Stockholders:

Repligen Corporation (the “Company”) and Ronald L. Chez (the “Stockholder”) have reached an agreement (the “Agreement”) pertaining to the Stockholder’s proposal regarding the adoption of an amendment to the Amended and Restated By-Laws of the Company which would lower the currently effective threshold necessary for stockholders to call a special meeting of stockholders (the “Proposal”). Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the Company included the Proposal as “Item 5” in the Company’s definitive 2012 proxy statement and form of proxy (together, the “2012 Proxy Materials”) filed with the Securities and Exchange Commission on April 20, 2012 and first sent or given to the Company’s stockholders on or about April 23, 2012. The 2012 Proxy Materials relate to the Annual Meeting of our Stockholders which will be held on Thursday, May 24, 2012 at 4:00 p.m. at the offices of Goodwin Procter LLP located at 53 State Street, Boston, Massachusetts 02109.

Pursuant to the Agreement, (i) the Stockholder agreed to submit an amended and restated proposal which would lower the threshold necessary for calling a special meeting of stockholders to the holders of 30% of the voting shares of the Company (the “Amended and Restated Proposal”) and (ii) the Board of Directors of the Company (the “Board”) agreed to recommend that the Company’s stockholders vote “FOR” the Amended and Restated Proposal.

In light of the Agreement, the Board and the Stockholder join in supporting the Amended and Restated Proposal and urge you to vote “FOR” Proposal 5. If you have previously submitted a proxy card, then your shares will be voted in accordance with your previous instructions. Only by returning a new proxy card will you be able to change your vote, including in respect of Proposal 5. If you have already voted by telephone or the Internet, we request that you review the revised 2012 Proxy Materials available at www.proxyvote.com and follow the instructions provided with the proxy if you would like to submit a new vote.

The Supplement describes how your shares will be voted in the event you already voted on the proxy card previously supplied by the Company and do not submit a new vote using the new enclosed proxy card. Whether or not you plan to attend the Annual Meeting, please complete and return a proxy card in the envelope provided or vote by telephone or the Internet pursuant to instructions provided with the proxy.

By Order of the Board of Directors

William J. Kelly
Secretary

Waltham, Massachusetts

May 7, 2012

SUPPLEMENT TO PROXY STATEMENT

This supplement (this “Supplement”) supplements and amends the proxy statement dated April 20, 2012 (the “Proxy Statement”) of Repligen Corporation (the “Company”) furnished to holders of the Company’s common stock (the “Common Stock”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 4:00 p.m. on Thursday, May 24, 2012, or any adjournment or postponement thereof. The Annual Meeting will be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109. The record date for the determination of the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is April 9, 2012, which is the same record date specified in the Proxy Statement. The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy and Annual Report on Form 10-K for the nine-month fiscal year ended December 31, 2011 (collectively, the “Proxy Materials”) were first sent or given to all stockholders entitled to vote at the Annual Meeting on or about April 23, 2012. This Supplement, which should be read in conjunction with the Proxy Statement, is first being sent or given to stockholders on or about May 7, 2012.

On May 4, 2012, the Company and the Stockholder entered into an agreement (the “Agreement”) pertaining to the Stockholder’s proposal regarding the adoption of an amendment to the Amended and Restated By-Laws of the Company which would lower the threshold necessary for stockholders to call a special meeting of stockholders (the “Proposal”). Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the Company included the Proposal as “Item 5” in the Company’s Proxy Statement. Under the terms of the Agreement, (i) the Stockholder agreed to submit an amended and restated proposal to lower the threshold necessary for calling a special meeting of stockholders to the holders of 30% of the voting shares of the Company (the “Amended and Restated Proposal”) and (ii) the Board agreed to recommend that the Company’s stockholders vote “FOR” the Amended and Restated Proposal. For additional information regarding the Agreement, refer to the section below captioned “Background.”

Stockholders are urged to vote in accordance with the Board’s recommendation, including if necessary by using the enclosed proxy card to change any previously cast vote. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before the taking of the vote at the Annual Meeting. Proxies may be revoked by: (1) giving written notice of revocation to the Secretary of the Company at any time before the taking of the vote at the Annual Meeting; (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company or by telephone or the Internet, in accordance with the instructions listed on the proxy card, before the taking of the vote at the Annual Meeting; or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). For those stockholders who submit a proxy by telephone or the Internet, the date on which the proxy is submitted in accordance with the instructions listed on the proxy card is the date of the proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Repligen Corporation, Attention: Secretary, 41 Seyon Street, Building #1, Suite 100, Waltham, Massachusetts 02453, at or before the taking of the vote at the Annual Meeting.

The new proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement in that the enclosed new proxy card includes the Board’s recommendation that you vote “FOR” Proposal 5.

For additional information regarding voting of your shares, please refer to the section below captioned “Voting.”

Background

On April 3, 2012, the Company received a letter dated April 2, 2012 from the Stockholder containing the Proposal for inclusion in the Proxy Materials to be distributed by the Company in connection with the Annual Meeting. The Proposal proposed the adoption of an amendment to the Amended and Restated By-Laws of the Company which would lower the threshold necessary for calling a special meeting of stockholders from a majority to the holders of 20% of the voting shares of the Company. The Board resolved to include the Proposal in the Proxy Statement and recommend that stockholders vote against the Proposal. The Company filed the Proxy Statement with the Securities and Exchange Commission (the “SEC”) on April 20, 2012.

On May 4, 2012, as described above, the Company and the Stockholder entered into the Agreement, pursuant to which, among other things:

•	The Stockholder submitted the Amended and Restated Proposal to lower the threshold necessary for calling a special meeting of stockholders to the holders of 30% of the voting shares of the Company;

•

The Company agreed to prepare, file with the SEC and distribute to its stockholders, definitive additional soliciting materials (the “Additional Soliciting Materials”) relating to the Proxy Statement to reflect the Amended and Restated Proposal and the Board’s recommendation that the Company’s stockholders vote “FOR” the Amended and Restated Proposal;

•	The Stockholder agreed to file an amendment to the Stockholder’s Schedule 13D;

•

Subject to and conditioned upon the Company’s filing of the Additional Soliciting Materials with the SEC and the distribution thereof to its stockholders, the Stockholder agreed to vote, or cause to be voted, by no later than May 17, 2012, all of the voting shares of the Company held or controlled by the Stockholder in accordance with the recommendation of the Board with respect to each of the proposals to be acted upon at the Annual Meeting (and further agreed not to revoke, amend or otherwise alter such vote);

•

The Company confirmed to the Stockholder that (i) achievement of the Company’s previously disclosed cash bonus compensation objective for the fiscal year ending December 31, 2012 related to “the performance of the Company’s stock against the Russell 2000 Index” requires that the Company’s stock outperform the Russell 2000 Index in order for such compensation objective to be achieved and (ii) the Compensation Committee will assign meaningful weight to such compensation objective when determining executive officers’ cash bonus compensation for the fiscal year ending December 31, 2012;

•

The Company confirmed to the Stockholder that the Board will amend the Company’s Stock Ownership and Retention Policy (the “Policy”) to provide that if the annual cash retainer paid to non-employee members of the Board is reduced to zero or some de minimis amount, such reduction shall not decrease the previously effective minimum share ownership requirements under the Policy; and

•

The Company confirmed to the Stockholder that the Board will amend the Policy to reduce the period for a director to comply with the Policy from five years to four years, subject to and conditioned upon the performance by the Stockholder of its above-described obligations under the Agreement.

The Company filed a complete copy of the Agreement with the SEC on May 7, 2012 as Exhibit 10.1 to its Current Report on Form 8-K. The Agreement contains additional terms other than those summarized above. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

GENERAL INFORMATION

Voting

Stockholders may vote in person or by proxy by completing, signing, dating and returning the accompanying proxy card or by voting by telephone or via the Internet in accordance with the instructions listed on the new proxy card. If you vote, or if you previously voted, on the proxy card previously furnished to you with the Proxy Statement, your shares will be voted in accordance with your instructions, including with respect to Proposal 5. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. If you have already voted on the proxy card previously supplied by the Company and you wish to change your previously cast vote, including in respect of Proposal 5, we request that you SUBMIT A NEW VOTE USING THE ENCLOSED NEW PROXY CARD. Where a choice has been specified on the proxy with respect to a matter, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR proposals 1, 2, 3, 4 and 5 if no specification is or was indicated.

Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before the taking of the vote at the Annual Meeting. Proxies may be revoked by: (1) giving written notice of revocation to the Secretary of the Company at any time before the taking of the vote at the Annual Meeting; (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company or by telephone or the Internet, in accordance with the instructions listed on the proxy card, before the taking of the vote at the Annual Meeting; or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). For those stockholders who submit a proxy by telephone or the Internet, the date on which the proxy is submitted in accordance with the instructions listed on the proxy card is the date of the proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Repligen Corporation, Attention: Secretary, 41 Seyon Street, Building #1, Suite 100, Waltham, Massachusetts 02453, at or before the taking of the vote at the Annual Meeting.

Other than the other matters to be voted upon at the Annual Meeting, as set forth in the Proxy Statement and this Supplement, including the Amended and Restated Proposal, the Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

AMENDED AND RESTATED ITEM 5

AMENDED AND RESTATED STOCKHOLDER PROPOSAL REGARDING SPECIAL STOCKHOLDER MEETINGS

Stockholder Proposal

Pursuant to the terms of the Agreement, the Company received the following amended and restated proposal from the Stockholder. In accordance with SEC rules, we are reprinting the proposal and supporting statement in this proxy statement as they were submitted to us:

Proposal Number 5

Lowered Voting Threshold to Call Special Meetings of Shareholders

RESOLVED, that the first sentence of Article I, Section 3 of the Amended and Restated By-Laws of Repligen Corporation be amended and restated to read as follows:

“Special meetings of the stockholders may be called at any time by the President, the Chairman or the Board of Directors; and shall be called by the Secretary or any officer upon the written request of one or more stockholders holding, in the aggregate, at least 30% of the outstanding shares of stock of the corporation entitled to vote at such meeting.”

The purpose of this proposal is to lower the threshold necessary for calling a special meeting of shareholders to the holders of 30% of voting shares. Currently, no single shareholder holds more than 13.9% of the company’s voting stock.

At present, calling a special stockholder meeting requires the consent of the holders of over 50% of Repligen’s voting stock. Meanwhile, the Board of Directors, whose nonexecutive directors (according to Repligen’s 2011 Proxy Statement) hold less than 3.5% of the company’s outstanding stock (excluding options), can call a special stockholder meeting at any time.

Special meetings allow for increased shareholder involvement in important matters, including electing new directors. Shareholder participation in Repligen’s affairs is also important as the company transitions from a drug development company to an operating company, including potential issues such as executive compensation criteria, stockholder ownership of Board members and officers, assuring that the composition of the Board is consistent with an operating company and other issues.

Without the ability for shareholders to call special meetings, directors and management can become insulated. Repligen’s shareholders want to enhance the alignment of the Board’s and management’s interests with those of its shareholders, all in the interest of Repligen’s performance and shareholder value. Approving this proposal will send a clear message to Repligen’s directors that they must be accountable and responsive to Repligen’s shareholders.

Many public companies have reduced their special meetings requirement from a majority requirement. Pfizer, AT&T Inc., PepsiCo, Inc., Caterpillar Inc., Honeywell International and other companies require only the holders of 20% or less of its stock to call a special meeting. This proposal topic won more than 60% support at CVS Caremark, Sprint Nextel, Safeway, Motorola and R.R. Donnelley.

Please vote yes on this proposal to help improve Repligen’s corporate governance, director and officer accountability and financial performance that Repligen’s shareholders deserve.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THIS STOCKHOLDER PROPOSAL.

Voting Proxies

The Board of Directors recommends an affirmative vote on all proposals to be acted upon at the Annual Meeting. Proxies submitted using the previously provided or the enclosed new proxy card will be voted as specified. Accordingly, if you have already properly submitted a previously provided proxy card then your shares will be voted in accordance with your instructions, including with respect to Proposal 5. Only by returning a new proxy card will you be able to change your vote, including in respect of Proposal 5. If authorized proxies are submitted without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors’ recommendations.

VOTE IN PERSON
Attend the Annual Meeting in person at Goodwin Procter LLP, 53 State Street, Boston, MA 02109 on May 24, 2012 at 4:00 p.m. Directions to attend the Annual Meeting are attached as Appendix B to the proxy statement.

VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

REPLIGEN CORPORATION
C/O AMERICAN STOCK TRANSFER
59 MAIDEN LANE
NEW YORK, NY 10038

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M16202-P83445 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

	REPLIGEN CORPORATION			For All	Withhold All	For All Except	To withhold authority to vote for any nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4 and 5.
	1.	Election of Directors:		☐	☐	☐
		01) Glenn L. Cooper	05) Earl Webb Henry
		02) Karen A. Dawes	06) Walter C. Herlihy
		03) Alfred L. Goldberg	07) Thomas F. Ryan, Jr.
04) Michael A. Griffith

				For	Against	Abstain
	2.	To ratify the selection of Ernst & Young LLP as independent registered public accountants for the fiscal year ending December 31, 2012.		☐	☐	☐

				For	Against	Abstain
	3.	Advisory vote to approve the compensation paid to Repligen Corporation’s named executive officers.		☐	☐	☐

				For	Against	Abstain
	4.	To approve the Repligen 2012 Stock Option and Incentive Plan.		☐	☐	☐

				For	Against	Abstain
	5.	Stockholder proposal with respect to special stockholder meetings.		☐	☐	☐

.	6.	To consider and act upon any other business which may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER OF RECORD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

	For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Dear Stockholder:

Please take note of the important information enclosed with this amended Proxy.

Your vote counts, and you are strongly encouraged to exercise your right to vote these shares. If you have previously submitted a proxy card, then your shares will be voted in accordance with your previous instructions. Only by returning a new proxy card will you be able to change your vote.

If you have not previously submitted a proxy card or you would like to change your previous instructions, please mark the boxes on the proxy card to indicate how these shares will be voted. Then, please sign the card, detach it and return your proxy in the enclosed postage-paid envelope. Thank you in advance for your prompt consideration of this matter.

Sincerely,

Repligen Corporation

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M16203-P83445

REPLIGEN CORPORATION

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Walter C. Herlihy and William J. Kelly, and each of them alone, proxies with full power of substitution, to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Repligen Corporation to be held on the 24th day of May, 2012 at 4:00 p.m., local time, at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, and any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 20, 2012, as supplemented by the Supplement, dated May 7, 2012, copies of which have been received by the undersigned. The proxies are further authorized to vote, in accordance with their judgment, upon such other business as may be properly presented at the meeting and any adjournments or postponements thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on the reverse side